U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2013

Commission file number: 0-49936

ST. JOSEPH, INC.

(Exact name of Small Business Issuer as specified in its charter)

Colorado	CH 47-0844532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4870 S. Lewis, Suite 250 Tulsa, OK	74105
Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (918) 742-1888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective February 25, 2013 the relationship between our Company and the firm of Borgers & Cutler CPA’s PLLC (“B&C”), our independent accountant who audited our financial statements for our fiscal year ended December 31, 2011, was terminated due to the dissolution of the partnership of B&C. B&C had audited our financial statements for the fiscal year ended, December 31, 2011 and reviewed our financial statements for the related interim periods.

In connection with the audit of our financial statements as of and for the fiscal year ended December 31, 2011, and all interim periods from December 31, 2011 through February 25, 2013, there were no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of B&C, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of B&C on our financial statements as of and for the year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended December 31, 2011, which stated as follows:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company has suffered a loss from operations that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that B&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective February 25, 2013, we retained the firm of BF Borgers CPA PC (“Borgers PC”), to audit our financial statement for our fiscal year ending December 31, 2012, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2012. This change in independent accountants was approved by our Board of Directors. There were no consultations between us and Borgers PC prior to their appointment.

We have requested that Borgers PC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.2.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit
16.1	Letter from Borgers & Cutler CPA’s PLLC
16.2	Letter from BF Borgers CPA PC

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH, INC.

March 01, 2013	By:	/S/ GERALD MCILHARGEY
Gerald McIlhargey,
President and Director